UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2006

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

                4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 2, 2006, Tyson Foods, Inc. (the “Company”) amended its $1 billion five-year unsecured revolving credit agreement (the “Revolving Credit Agreement”) dated as of September 28, 2005, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

Also on March 2, 2006, Lakeside Farm Industries, Ltd, an Alberta corporation and wholly-owned indirect subsidiary of the Company (“Lakeside”), amended its three-year term loan agreement (the “Term Loan Agreement”) dated as of September 28, 2005, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.

The amendments to both the Revolving Credit Agreement and the Term Loan Agreement include amending the leverage ratio from 3.0x at all times to 3.50x through fiscal 2006, 3.25x for fiscal 2007 and 3.0x thereafter. The amendments also permit cash proceeds from any potential new bond issuance residing in an account held solely for the repayment of the existing Notes maturing October 1, 2006, be deducted from Indebtedness for Borrowed Money and amends the definition of Consolidated EBITDA to permit the add-back of non-cash expenses attributable to plant closures provided that any cash payment made with respect to such non-cash charge will be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made.

Copies of the amended Revolving Credit Agreement and the amended Term Loan Agreement are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and both amendments are incorporated by reference herein. The description of the amended Revolving Credit Agreement and the amended Term Loan Agreement are qualified in its entirety by reference to the full text of the amended Revolving Credit Agreement and the amended Term Loan Agreement.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Exhibit Number	Description

10.1

Amendment No. 1, dated as of March 2, 2006, to the Company’s Five-Year Revolving Credit Agreement, dated as of September 28, 2005, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

10.2

Amendment No. 1, dated as of March 2, 2006, to the Company’s Three-Year Term Loan Agreement, dated as of September 28, 2005, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Date: March 7, 2006	By:	/s/ Craig J. Hart
	Name:	Craig J. Hart
	Title:	Senior Vice President, Controller and
Chief Accounting Officer

Tyson Foods, Inc.

Current Report On Form 8-K

Dated March 7, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment No. 1, dated as of March 2, 2006, to the Company’s Five-Year Revolving Credit Agreement, dated as of September 28, 2005, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

10.2

Amendment No. 1, dated as of March 2, 2006, to the Company’s Three-Year Term Loan Agreement, dated as of September 28, 2005, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.